                                                                     EXHIBIT 4.1





             NUMBER                  [VIGNETTE]              ____________
           SSP ______                                           SHARES

THIS CERTIFICATE IS TRANSFERABLE       APACHE        INCORPORATED UNDER THE LAWS
  IN MINNEAPOLIS, MINNESOTA OR       CORPORATION       OF THE STATE OF DELAWARE
       NEW YORK, NEW YORK

          COMMON STOCK                                        COMMON STOCK

      This Certifies that  _________________________        CUSIP 037411 10 5
                                                   SEE REVERSE FOR CERTAIN DEFINITIONS

    PAR VALUE
    $1.25 EACH
                             CERTIFICATE OF STOCK

      is the owner of      _________________________

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
   Apache Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
           Witness the signatures of its duly authorized officers.

                                                   Countersigned and Registered:
                                                   NORWEST BANK MINNESOTA, N.A.
                                                                  TRANSFER AGENT
/s/ Raymond Plank                                                 AND REGISTRAR
-----------------
    CHAIRMAN

 /s/ C. L. Peper
 ---------------                                            By _________________
    SECRETARY        DATED: _________________________       AUTHORIZED SIGNATURE

                               APACHE CORPORATION

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  ---  as tenants in common               UNIF TRF MIN ACT --- ______ Custodian ______________
TEN ENT  ---  as tenants by the entireties                            (Cust)               (Minor)
JT TEN   ---  as joint tenants with right of                          under Uniform Transfers to Minors
              survivorship and not as tenants                         Act _________________
              in common                                                        (State)

   Additional abbreviations may also be used though not in the above list.

This certificate also evidences and entitles the holder hereof to certain rights (the "Rights") as set forth in a Rights Agreement between Apache Corporation and Norwest Bank Minnesota, N.A., as Rights Agent, dated as of January 31, 1996 as the same may be amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Apache Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Apache Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will be come null and void and will no longer be transferable.

      For value received, ________________ hereby sell, assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,   _________________________



NOTICE:  THE SIGNATURE(S) TO      ______________________________________________
THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAME(S) AS WRITTEN UPON
THE FACE OF THE CERTIFICATE IN
EVERY PARTICULAR, WITHOUT AL-
TERATION OR ENLARGEMENT OR ANY
CHANGE WHATEVER.                  ______________________________________________


                                  THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                  ELIGIBLE GUARANTOR INSTITUTION, (Banks,
                                  Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.